STOCK OPTION AGREEMENT
                             ----------------------

                         FOR NON-INCENTIVE STOCK OPTIONS
                                 PURSUANT TO THE
                          ROEBLING FINANCIAL CORP, INC.
                             2006 STOCK OPTION PLAN
                             ----------------------

                             NON-EMPLOYEE DIRECTORS

     STOCK OPTIONS for a total of 9,107 shares of Common Stock of Roebling Financial Corp, Inc. (the "Company") is hereby granted to ____________ (the "Optionee") at the price determined as provided in, and in all respects subject to the terms, definitions and provisions of the 2006 Stock Option Plan (the "Plan") adopted by the Company which is incorporated by reference herein, receipt of which is hereby acknowledged. Such Stock Options do not comply with Options granted under Section 422 of the Internal Revenue Code of 1986, as amended.

     1. OPTION PRICE.  The Option price is $10.00 for each Share,  being 100% of
        ------------
the fair market value, as determined by the Committee, of the Common Stock on the date of grant of this Option (January 30, 2006).

     2. EXERCISE OF OPTION. This Option shall be immediately  exercisable on the
        ------------------
date of grant.

          (a) SCHEDULE OF RIGHTS TO EXERCISE.

A. Notwithstanding anything herein to the contrary, except in the event of the death or Disability of the Optionee or a Change in Control of the Company, a minimum of six months must elapse between the date of grant of an option and the date of sale of the Common Stock received through the exercise of such Option.

B. Upon death, all Options shall be exercisable by the Beneficiary for the remaining term of such Options.

C. Upon Disability, all Options shall be exercisable for the remaining term of such Options.

D. Upon the retirement or termination of service of a Director or Director Emeritus, absent death or Disability, such options shall remain exercisable for a period of one year from such date of termination of service.

          (b) METHOD OF EXERCISE. This Option shall be exercisable by a written notice which shall:

          (i) State the election to exercise the Option, the number of Shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such Shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

         (ii) Contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Company's counsel;

         (iii) Be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

         (iv) Be in writing and delivered in person or by certified mail to the Treasurer of the Company.

          Payment of the purchase price of any Shares with respect to which the Option is being exercised shall be by shares of Company Common Stock, cash or electronic funds transfer. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

     (c)  RESTRICTIONS  ON  EXERCISE.  This Option may not be  exercised  if the
          --------------------------
issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the Optionee's exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     3. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any
        -----------------------------
manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     4. TERM OF  OPTION.  This  Option may not be  exercised  more than ten (10)
        ---------------
years from the date of grant of this Option, as set forth below, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

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

     5.  RELATED  MATTERS.  Notwithstanding  anything  herein  to the  contrary,
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additional  conditions or restrictions  related to such Options may be contained in the Plan or the resolutions of the Plan Committee authorizing such grant of Options.

                                         ROEBLING FINANCIAL CORP, INC.




Date of Grant:  January 30, 2006         By:
                -----------------           ----------------------------------



Attest:





[SEAL]





OPTIONEE ACKNOWLEDGEMENT


--------------------------------                     ----------------------
OPTIONEE                                                      DATE

                    NON-INCENTIVE STOCK OPTION EXERCISE FORM
                    ----------------------------------------

                                 PURSUANT TO THE
                          ROEBLING FINANCIAL CORP. INC.
                             2006 STOCK OPTION PLAN



                                                                          (Date)

Roebling Financial Corp, Inc.
Route 130 and Delaware Avenue
Roebling, New Jersey  08554

Dear Sir:

     The undersigned elects to exercise the Non-Incentive Stock Option to purchase ________ shares of Common Stock of Roebling Financial Corp, Inc. under and pursuant to a Stock Option Agreement dated ______________.

     Delivered herewith is a certified or bank cashier's or teller's check and/or shares of Common Stock, valued at the fair market value of the stock on the date of exercise, as set forth below.

                              $________             of cash or check
                               ________             of Common Stock
                              $                      Total
                               ========


         The name or names to be on the stock certificate or certificates and the address and Social Security Number of such person(s) is as follows:

         Name___________________________________________________________________


         Address________________________________________________________________

         Social Security Number_________________________________________________

                                         Very truly yours,


                                         _________________________